MET INVESTORS SERIES TRUST

SUPPLEMENT DATED FEBRUARY 25, 2013

TO THE

SUMMARY PROSPECTUS AND PROSPECTUS DATED APRIL 30, 2012

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

At a meeting held on November 12-13, 2012, the Board of Trustees of Met Investors Series Trust (the “Trust”) approved the acquisition of Met/Franklin Templeton Founding Strategy Portfolio (“Founding Strategy”) by MetLife Growth Strategy Portfolio (“MetLife Growth Strategy”), another portfolio of the Trust, subject to the approval of shareholders of Founding Strategy. At a Special Meeting of the Shareholders of Founding Strategy held on February 22, 2013, the shareholders of Founding Strategy approved an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Founding Strategy by MetLife Growth Strategy in exchange for shares of MetLife Growth Strategy and the assumption by MetLife Growth Strategy of the liabilities of Founding Strategy. It is anticipated that the reorganization will close on or about April 29, 2013. Prior to the closing, Founding Strategy is expected to align its portfolio holdings with those of MetLife Growth Strategy in order to facilitate the reorganization. During this transition period, Founding Strategy’s investments will differ from the principal investment strategies set forth in its Summary Prospectus and Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE

REFERENCE

1